UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 1, 2013

EnergySolutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33830 (Commission File Number)	51-0653027 (I.R.S. Employer Identification No.)

423 West 300 South Suite 200 Salt Lake City, Utah (Address of Principal Executive Offices)	84101 (Zip Code)

(801) 649-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Item 7.01         Regulation FD Disclosure.

Beginning on April 1, 2013, EnergySolutions, Inc. (the “Company”, “EnergySolutions”, “we”, “us” or “our”), provided supplemental information regarding the transactions contemplated by the Agreement and Plan of Merger, dated as of January 7, 2013, by and among EnergySolutions, Rockwell Holdco, Inc. (“Parent”) and Rockwell Acquisition Corp. (“Merger Sub”), a wholly-owned subsidiary of Parent, in a presentation to investors. Parent and Merger Sub are affiliates of Energy Capital Partners II, LP, a leading private equity firm focused on investing in North America’s energy infrastructure.

A copy of the investor presentation, which contains information regarding the Company, is attached as Exhibit 99.1 hereto and is furnished herewith.

The information in this Item 7.01 of this Form 8-K and the exhibit attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such filing.

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
99.1	EnergySolutions Investor Presentation, dated April 2013

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENERGYSOLUTIONS, INC.

	By:	/s/ Russ Workman
	Name:	Russ Workman
	Title:	General Counsel
Date: April 1, 2013

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